                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1996 to September 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                           --------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                     GREEN TREE FINANCIAL CORP.



                                     BY: /s/ Phyllis A. Knight
                                         -----------------------------
                                           Phyllis A. Knight
                                     Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 September 1996

                                     Distribution Date: 10/15/96
                                     CUSIP#:  393505 PS5 PT3 PU0 PV8
                                     PW6 PX4 PY2
                                     Trust Account:  3335180-0
     CLASS HI: A CERTIFICATES
     ------------------------

1.   (a) Sub-Pool HI Amount Available
         (including Monthly Servicing Fee)         $3,296,348.37

     (b) Class HI: M-1 Interest Deficiency Amount
         (if any), Class HI: M-2 Interest Deficiency
         Amount (if any) and Class HI: B-1 Interest
         Deficiency Amount (if any) withdrawn for prior
         Payment Date                                        .00

     (c) Sub-Pool HI Amount Available after giving effect to withdrawal of any Class HI: M-1 Interest Deficiency Amount, Class HI: M-2 Interest Deficiency Amount and Class HI: B-1 Interest Deficiency Amount for prior
         Payment Date                               3,296,348.37

2. Aggregate Interest

     (a) Class HI: A-1 Pass-through Rate      6.40%

     (b) Class HI: A-1 Interest                       173,333.33
     (c) Class HI: A-2 Pass-through Rate      6.80%

     (d) Class HI: A-2 Interest                        93,500.00

     (e) Class HI: A-3 Pass-through Rate      7.15%

     (f) Class HI: A-3 Interest                       134,717.92

3. Amount applied to Unpaid Class HI: A Interest Shortfall   .00

4. Remaining Unpaid Class HI: A Interest Shortfall           .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 September 1996
                                     Page 2

                                     Distribution Date: 10/15/96
                                     CUSIP#:  393505 PS5 PT3 PU0 PV8
                                     PW6 PX4 PY2
                                     Trust Account:   3335180-0

     PRINCIPAL

5. Sub-Pool HI: Class A Formula Principal Distribution Amount:

     (a) Scheduled Principal                                      360,537.08
     (b) Principal Prepayments                                  1,530,114.57
     (c) Liquidated Contracts                                            .00
     (d) Repurchases                                                     .00
     (e) Previously undistributed Principal Amounts                      .00

            Total Principal                                     1,890,651.65

6. Pool Scheduled Principal Balance of Sub-Pool HI            177,672,285.35

7. Sub-Pool HI Senior Percentage for such Payment Date                   100%

8. Class HI: A Principal Distribution:

     (a) Class HI: A-1                                          1,890,651.65
     (b) Class HI: A-2                                                   .00
     (c) Class HI: A-3                                                   .00

9. Class HI: A Principal Balance:

     (a) Class HI: A-1 Principal Balance                       63,109,348.35
     (b) Class HI: A-2 Principal Balance                       33,000,000.00
     (c) Class HI: A-3 Principal Balance                       45,220,000.00

   CLASS HI: M-1 CERTIFICATES
   --------------------------

10.  Sub-Pool HI Amount Available less the Class HI:
     A Distribution Amount (including Monthly
     Servicing Fee)                                             1,004,145.47

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                September 1996
                                    Page 3

                                     Distribution Date: 10/15/96
                                     CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                     PX4 PY2
                                     Trust Account:  3335180-0



          INTEREST

     11.  Current Interest
             (a)  Class HI: M-1 Pass-through Rate                                         7.60
             (b)  Class HI: M-1 Interest                                             46,898.33

     12.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall                        .00

     13.  Amount applied to Class HI: M-1 Interest Deficiency Amount                       .00

     14.  Remaining unpaid Class HI: M-1 Interest Deficiency Amount                        .00

     15.  Remaining Unpaid Class HI: M-1 Interest Shortfall                                .00


          PRINCIPAL
     16.  Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:

             (a)  Scheduled Principal                                     .00
             (b)  Principal Repayments                                    .00
             (c)  Liquidated Contracts                                    .00
             (d)  Repurchases                                             .00
             (e)  Previously undistributed
                  Principal Amounts                                       .00


                       Total Principal                                                     .00

     17.  Class HI: M-1 Principal Distribution                                             .00

     18.  Class HI: M-1 Principal Balance                                        14,810,000.00

     19.  Pool Scheduled Principal Balance of Sub-Pool HI                       177,672,285.35

     20.  Sub-Pool HI Senior Percentage for such Payment Date                              100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                September 1996
                                    Page 4

                                     Distribution Date: 10/15/96
                                     CUSIP#:  393505 PS5 PU0 PV8 PW6
                                     PX4 PY2
                                     Trust Account:  3335180-0


          INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

     21.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount  .00

     22.  Class HI: M-1 Liquidation Loss Principal Amount          .00

     23.  Interest at Class HI: M-1 Pass-Through Rate on:

               (a)  Class HI: M-1 Liquidation Loss
                    Principal Amount                               .00

               (b)  Unpaid Class HI: M-1 Liquidation Loss
                    Interest Shortfall                             .00

     24.  Amount applied to such interest                          .00

     25.  Liquidation Loss interest remaining unpaid               .00

          CLASS HI: M-2 CERTIFICATES
          --------------------------

     26.  Sub-Pool HI Amount Available less the Class HI:
          A Distribution Amount and Class HI: M-1 Distribution
          Amount (including Monthly Servicing Fee)          957,247.14

          INTEREST

     27.  Current Interest
               (a)  Class HI: M-2 Pass-Through Rate               7.90%
               (b)  Class HI: M-2 Interest                   29,526.25

     28.  Amount applied to Unpaid Class HI: M-2
          Interest Shortfall                                       .00

     29.  Amount applied to Class HI: M-2 Interest
          Deficiency Amount                                        .00

     30.  Remaining unpaid Class HI: M-2 Interest
          Deficiency Amount                                        .00

     31.  Remaining unpaid Class HI: M-2 Interest Shortfall        .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                September 1996
                                    Page 5


                                          Distribution Date:10/15/96
                                          CUSIP#:  393505 PS5 PT3 PU0 PV8
                                          PW6 PX4 PY2
                                          Trust Account:  3335180-0

          PRINCIPAL
     32.  Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
               (a)  Scheduled Principal                .00
               (b)  Principal Prepayments              .00
               (c)  Liquidated Contracts               .00
               (d)  Repurchases                        .00
               (e)  Previously undistributed
                    Principal Amounts                  .00


          Total Principal                                                                     .00

     33.  Class HI: M-2 Principal Distribution                                                .00

     34.  Class HI: M-2 Principal Balance                                            8,970,000.00

     35.  Pool Schedule Principal of Sub-Pool HI                                   177,672,285.35

     36.  Sub-Pool HI Senior Percentage for such Payment Date                                 100%

          INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

     37.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                             .00

     38.  Class HI: M-2 Liquidatin Loss Principal Amount                                      .00

     39.  Interest at Class HI: M-2 Pass-Through Rate on:

               (a)  Class HI: M-2 Liquidation Loss Principal Amount                           .00

               (b)  Unpaid Class HI: M-2 Liquidation Loss
                    Interest Shortfall                                                        .00

     40.  Amount applied to such interest                                                     .00

     41.  Liquidation Loss interest remaining unpaid                                          .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                September 1996
                                    Page 6

                                     Distribution Date: 10/15/96
                                     CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                     NL2 NM0
                                     Trust Account:  3334953-0

     CLASS HI: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in October 1999)

42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current
              Payment Date                                                 .02%

          (b) Average Sixty-Day Delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not execeed 2.5%)              .01%

43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinqency Ratio for current
              Payment Date                                                 .18%

          (b) Average Thirty-Day delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not exceed 5%)                 .06%

44.  Sub-Pool HI Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for current
              Payment Date (as a percentage of Cut-off Date
              Pool Principal Balance: may not exceed 9%)                   .00%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 September 1996
                                     Page 7

                                    Distribution Date: 10/15/96
                                    CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                    PX4 PY2
                                    Trust Account:  3335180-0

45.  Sub-Pool HI Current Realized Losses Test

          (a) Current Realized Losses for current
              Payment Date                                               .00
          (b) Current Realized Loss Ratio (total Realized Losses
              for most recent three months, multiplied By 4, divided
              by arithmetic average of Pool Scheduled Principal
              Balances for third preceding Remittance and for current
              Remittance Date; may not exceed 2.5%)                      .00%

46.  Class HI: B Principal Balance Test

          (a) Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
              Principal Balance for prior Payment Date (must equal or
              exceed 14.5%)
                                                                         .07%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

47.  Sub-Pool HI Amount Available less the Class HI: A Distribution
     Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                               927,720.89

     INTEREST

48.  Class HI: B-1 Pass-Through Rate                                    7.60%

49.  Current Interest                                              22,736.67

50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall           .00

51.  Amount applied to Class HI: B-1 Interest Deficiency Amount          .00

52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount           .00

53.  Remaining Unpaid Class HI: B-1 Interest Shortfall                   .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 September 1996
                                     Page 8

                                    Distribution Date: 10/15/96
                                    CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                    PX4 PY2
                                    Trust Account:  3335180-0
     PRINCIPAL

54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00

                         Total Principal                                   .00

55.  Class HI: B Percentage for such Payment Date                            0%

56.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                                   .00

57.  Class HI: B Principal Balance                               12,562,937.00

58.  Class HI: B-1 Principal Balance                              7,180,000.00

59.  Pool Scheduled Principal of Sub-Pool HI                    177,672,285.35

     INTEREST ON LIQUIDATION LOSS PRINCIPAL
     AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount               .00

61.  Class HI: B-1 Liquidation Loss Principal Amount                       .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

          (a)  Class HI: B-1 Liquidation Loss Principal Amount             .00
          (b)  Unpaid Class HI: B-1 Liquidation Loss
               Interest Shortfall                                          .00

63.  Amount applied to such interest                                       .00

64.  Liquidation Loss interest remaining unpaid                            .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 September 1996
                                     Page 9

                                    Distribution Date: 10/15/96
                                    CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                    PX4 PY2
                                    Trust Account:  3335180-0

     CLASS HI: B-2 CERTIFICATES

65.  Remaining Sub-Pool HI Amount Available                         904,984.22

     INTEREST

66.  Class HI: B-2 Pass-Through Rate                                      8.00%

67.  Current Interest                                                17,943.12

68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall             .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall                     .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

            (a)    Scheduled Principal                .00
            (b)    Principal Prepayments              .00
            (c)    Liquidated Contracts               .00
            (d)    Repurchases                        .00
            (e)    Previously undistributed
                   Principal Amounts                  .00

                             Total Principal                               .00

71.  Class HI: B Percentage for such Payment Date                            0%

72.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                                .00

73.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less Class HI: B-1
     Principal Balance)                                                    .00

74.  Class HI: B-2 Liquidation Loss Principal Amount                       .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 September 1996
                                    Page 10

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                   PX4 PY2
                                   Trust Account:  3335180-0

75.  Class HI: B-2 Guaranty Payment                                      .00

76.  Class HI: B-2 Principal Balance                            5,382,937.00

77.  Pool Scheduled Principal Balance of Sub-Pool HI          177,672,285.35

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount             .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                     .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

            (a) Class HI: B-2 Liquidation Loss Principal Amount          .00
            (b) Unpaid Class HI: B-2 Liquidation Loss Interest
                Shortfall                                                .00

81.  Amount applied to such interest                                     .00

82.  Liquidation Loss interest remaining unpaid                          .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

            (a)    Class HI: A-1 Pool Factor                       .97091305
            (b)    Class HI: A-2 Pool Factor                      1.00000000
            (c)    Class HI: A-3 Pool Factor                      1.00000000
            (d)    Class HI: M-1 Pool Factor                      1.00000000
            (e)    Class HI: M-2 Pool Factor                      1.00000000
            (f)    Class HI: B-1 Pool Factor                      1.00000000
            (g)    Class HI: B-2 Pool Factor                      1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 September 1996
                                    Page 11

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 PS5 PT3 PU0 PV8 PW6
                                   PX4 PY2
                                   Trust Account:  3335180-0



84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

       (a)  31-59 days         321,747.86   22
       (b)  60-89 days          38,827.77    3
       (c)  90 or more days           .00    0

85.  Principal Balance of Defaulted Contracts                          .00

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                     0                         .00

87.  Number of Loans Remaining                                      10,627

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable   0                         .00

89.  FHA Insurance reserve amount                            96,932,765.06

90.  Amount received from FHA Insurance                                .00


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                September 1996
                                    Page 12

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                   QE5 QF2 QG0
                                   Trust Account:  3335180-0

     CLASS HE: A CERTIFICATES
     ------------------------
1.   (a)   Sub-Pool HE Amount Available (including
           Monthly Servicing Fee)                            4,838,933.94

     (b)   Class HE: M-1 Interest Deficiency Amount
           (if any), Class HE: M-2 Interest Deficiency
           Amount (if any) and Class HE: B-1 Interest
           Deficiency Amount (if any) withdrawn for
           Payment Date                                               .00

     (c)   Sub-Pool HE Amount Available after giving effect
           to withdrawal of any, Class HE: M-1 Interest
           Deficiency Amount, Class HE: M-2 Interest Deficiency
           Amount and Class HE: B-1 Interest Deficiency Amount
           for prior Payment Date                            4,838,933.94

     INTEREST

2.   Aggregate Interest
           (a)  Class HE: A-1 Pass-Through Rate      6.50%
           (b)  Class HE: A-1 Interest                         167,916.67
           (c)  Class HE: A-2 Pass-Through Rate      6.95%
           (d)  Class HE: A-2 Interest                         156,375.00
           (e)  Class HE: A-3 Pass-Through Rate      7.35%
           (f)  Class HE: A-3 Interest                          55,125.00
           (g)  Class HE: A-4 Pass-Through Rate      7.70%
           (h)  Class HE: A-4 Interest                          93,875.83

3.   Amount applied to Unpaid Class HE: A Interest Shortfall          .00

4.   Remaining Unpaid Class HE: A Interest Shortfall                  .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 September 1996
                                    Page 12

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                   QE5 QF2 QG0
                                   Trust Account:  3335180-0
     PRINCIPAL

5.   Sub-Pool HE: Class A Formula Principal Distribution Amount:
          (a)  Scheduled Principal                     117,550.84
          (b)  Principal Prepayments                 1,246,997.51
          (c)  Liquidated Contracts                           .00
          (d)  Repurchases                           1,133,992.61
          (e)  Previously undistributed
               Principal Amounts                              .00

                         Total Principal                        2,498,540.96

6.   Pool Scheduled Principal Balance of Sub-Pool HE          185,672,114.04

7.   Sub-Pool HE Senior Percentage of such Payment Date                  100%

8.   Class HE: A Principal Distribution:

           (a) Class HE: A-1                                    2,498,540.96
           (b) Class HE: A-2                                             .00
           (c) Class HE: A-3                                             .00
           (d) Class HE: A-4                                             .00

9.   Class HE: A Principal Balance:

           (a) Class HE: A-1                                   59,501,459.04
           (b) Class HE: A-2                                   54,000,000.00
           (c) Class HE: A-3                                   18,000,000.00
           (d) Class HE: A-4                                   29,260,000.00

     CLASS HE: M-1 CERTIFICATES
     --------------------------

10.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee)    1,867,100.48

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 September 1996
                                    Page 13

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                   QE5 QF2 QG0
                                   Trust Account:  3335180-0
     INTEREST

11.  Current Interest
           (a)       Class HE: M-1 Pass-Through Rate       8.10%
           (b)       Class HE: M-1 Interest                           31,725.00

12.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall              .00

13.  Amount applied to Class HE: M-1 Interest Deficiency Amount             .00

14.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount              .00

15.  Remaining unpaid Class HE: M-1 Interest Shortfall                      .00

     PRINCIPAL

16.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a)    Scheduled Principal                        .00
          (b)    Principal Prepayments                      .00
          (c)    Liquidated Contracts                       .00
          (d)    Repurchases                                .00
          (e)    Previously undistributed
                 Principal Amounts                          .00

                           Total Principal                                  .00

17.  Class HE: M-1 Principal Distribution                                   .00

18.  Class HE: M-1 Principal Balance                               9,400,000.00

19.  Pool Scheduled Principal Balance of Sub-Pool HE             185,672,114.04

20.  Sub-Pool HE Senior Percentage for such Payment Date                    100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 September 1996
                                    Page 14

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                   QE5 QF2 QG0
                                   Trust Account:  3335180-0

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

22.  Class HE: M-1 Liquidation Loss Principal Amount                        .00

23.  Interest at Class HE: M-1 Pass-Through Rate on:

          (a)  Class HE: M-1 Liquidation Loss
               Principal Amount                                             .00
          (b)  Unpaid Class HE: M-1 Liquidation Loss
               Interest Shortfall                                           .00

24.  Amount applied to such interest                                        .00

25.  Liquidation Loss interest remaining unpaid                             .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

26.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                      1,835,375.48

     INTEREST

27.  Current Interest
          (a) Class HE: M-2 Pass-Through Rate      8.30%
          (b) Class HE: M-2 Interest                                  22,755.83

28.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall              .00

29.  Amount applied to Class HE: M-2 Interest Deficiency Amount             .00

30.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount              .00

31.  Remaining unpaid Class HE: M-2 Interest Shortfall                      .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                September 1996
                                    Page 15

                                    Distribution Date: 10/15/96
                                    CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                    QE5 QF2 QG0
                                    Trust Account:  3335180-0

     PRINCIPAL

32.  Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                      .00
          (b)  Principal Prepayments                    .00
          (c)  Liquidated Contracts                     .00
          (d)  Repurchases                              .00
          (e)  Previously undistributed
               Principal Amounts                        .00

                         Total Principal                                 .00

33.  Class HE: M-2 Principal Distribution                                .00

34.  Class HE: M-2 Principal Balance                            6,580,000.00

35.  Pool Scheduled Principal of Sub-Pool HE                  185,672,114.04

36.  Sub-Pool HE Senior Percentage for such Payment Date                 100%

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount             .00

38.  Class HE: M-2 Liquidation Loss Principal Amount                     .00

39.  Interest at Class HE: M-2 Pass-Through Rate on:

          (a)  Class HE: M-2 Liquidation Loss Principal Amount           .00
          (b)  Unpaid Class HE: M-2 Liquidation Loss Interest
               Shortfall                                                 .00

40.  Amount applied to such interest                                     .00

41.  Liquidation Loss interest remaining unpaid                          .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                September 1996
                                    Page 16

                                    Distribution Date: 10/15/96
                                    CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                    QE5 QF2 QG0
                                    Trust Account:  3335180-0

     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

42.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Payment Date           .35%

     (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 2.5%)                                   .00%

43.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date         1.83%

     (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
          months; may not exceed 5%)                                     .00%

44.  Sub-Pool HE Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Payment Date
          (as a percentage of Cut-Off Date Pool Principal
          Balance; may not exceed 9%)                                    .00%

45.  Sub-Pool HE Current Realized Losses Test

          (a)  Current Realized Losses for current Payment Date          .00

          (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance
               Date; may not exceed 2%)                                  .00%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                September 1996
                                    Page 17

                                   Distribution Date: 10/15/96
                                   CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                   QE5 QF2 QG0
                                   Trust Account:  3335180-0


46.  Class HE: B Principal Test

     (a)  Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
          Balance for prior Payment Date (must equal or exceed 10%)    4.75%

CLASS HE:B-1 CERTIFICATES
-------------------------

47.   Sub-Pool HE Amount Available less the Class HE: A Distribution
      Amount and Class HE: M Distribution Amount (including Monthly
      Servicing Fee)                                            1,812,619.65

      INTEREST

48.   Class HE: B-1 Pass-Through Rate            8.00%

49.   Current Interest                                             21,933.33

50.   Amount applied to Unpaid Class HE: B-1 Interest Shortfall          .00

51.   Amount applied to Class HE: B-1 Interest Deficiency Amount         .00

52.   Remaining unpaid Class HE: B-1 Interest Deficiency Amount          .00

53.   Remaining Unpaid Class HE: B-1 Interest Shortfall                  .00

      PRINCIPAL

54.   Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

            (a)  Scheduled Principal             .00
            (b)  Principal Prepayments           .00
            (c)  Liquidated Contracts            .00
            (d)  Repurchases                     .00
            (e)  Previously undistributed
                 Principal Amounts               .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-D
                                 MONTHLY REPORT
                                 September 1996
                                    Page 18

                                            Distribution Date: 10/15/96
                                            CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                            QE5 QF2 QG0
                                            Trust Account:  3335180-0

                    Total Principal                                              .00

55.  Class HE: B Percentage for such Payment Date                                  0%

56.  Class HE: B Percentage of Formula Principal Distribution Amount             .00

57.  Class HE: B Principal Balance                                      8,930,655.00

58.  Class HE: B-1 Principal Balance                                    6,580,000.00

59.  Pool Scheduled Principal of Sub-Pool HE                          185,672,114.04

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                     .00

61.  Class HE: B-1 Liquidation Loss Principal Amount                             .00

62.  Interest at Class HE: B-1 Pass-Through Rate on:

     (a)    Class HE: B-1 Liquidation Loss Principal Amount                      .00
     (b)    Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall             .00

63.  Amount applied to such interest                                             .00

64.  Liquidation Loss interest remaining unpaid                                  .00

     CLASS HE: B-1 CERTIFICATES

65.  Remaining Sub-Pool HE Amount Available                             1,790,686.32


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                September 1996
                                    Page 19

                                    Distribution Date: 10/15/96
                                    CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                    QE5 QF2 QG0
                                    Trust Account:  3335180-0

     INTEREST

66.  Class HE: B-2 Pass-Through Rate                    8.30%

67.  Current Interest                                                  8,129.35

68.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall              .00

69.  Remaining Unpaid Class HE: B-2 Interest Shortfall                      .00

     PRINCIPAL

70.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

     (a)  Scheduled Principal                     .00
     (b)  Principal Prepayments                   .00
     (c)  Liquidated Contracts                    .00
     (d)  Repurchases                             .00
     (e)  Previously undistributed
          Principal Amounts                       .00

               Total Principal                                              .00

71.  Class HE: B Percentage for such Payment Date                             0%

72.  Class HE: B Percentage of Formula Principal Distribution Amount        .00

73.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1 Principal Balance)              .00

74.  Class HE: B-2 Liquidation Loss Principal Amount                        .00

75.  Class HE: B-2 Guaranty Payment                                         .00

76.  Class HE: B-2 Principal Balance                               2,350,655.00

77.  Pool Scheduled Principal Balance of Sub-Pool HE             185,672,114.04

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                September 1996
                                    Page 20

                                    Distribution Date: 10/15/96
                                    CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                    QE5 QF2 QG0
                                    Trust Account:  3335180-0

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

79.  Class HE: B-2 Liquidation Loss Principal Amount                        .00

80.  Interest at Class HE: B-2 Pass-Through Rate on:

     (a)  Class HE: B-2 Liquidation Loss Principal Amount                   .00
     (b)  Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall          .00

81.  Amount applied to such interest                                        .00

82.  Liquidation Loss interest remaining unpaid                             .00

     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HE Pool Factors

     (a)  Class HE: A-1 Pool Factor                                   .95970095
     (b)  Class HE: A-2 Pool Factor                                  1.00000000
     (c)  Class HE: A-3 Pool Factor                                  1.00000000
     (d)  Class HE: A-4 Pool Factor                                  1.00000000
     (e)  Class HE: M-1 Pool Factor                                  1.00000000
     (f)  Class HE: M-2 Pool Factor                                  1.00000000
     (g)  Class HE: B-1 Pool Factor                                  1.00000000
     (h)  Class HE: B-2 Pool Factor                                  1.00000000

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days           3,394,535.35   53
     (b)  60-89 days             296,751.97    6
     (c)  90 or more days        348,267.14    4

85.  Principal Balance of Defaulted Contracts                               .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-D
                                MONTHLY REPORT
                                September 1996
                                    Page 21

                                    Distribution Date: 10/15/96
                                    CUSIP#:  393505 PZ9 QA3 QB1 QC9 QD7
                                    QE5 QF2 QG0

                                    Trust Account:  3335180-0

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                              0                     .00

87.  Number of Loans Remaining                                            3,985

88.  Number of Principal Balance of Contracts with FHA Claims finaly rejected, or no FHA claim was submitted because
     FHA Insurance was unavailable                    0                     .00

89.  FHA Insurance reserve amount                                 96,932,765.06

90.  Amount received from FHA Insurance                                     .00

     CLASS HE: C CERTIFICATES
     ------------------------

91.  Monthly Servicing Fee                                           229,833.50

92.  Class HE: C Residual Payment                                    919,333.98

93.  Class C Residual Payment                                      1,520,430.59